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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 OF THE SECURITIES EXCHANGE ACT OF 1934.


                           Date of Report May 8, 1996


                                 ---------------
                           IVAC MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    34-                     95-3177311
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)


                 10221 WATERIDGE CIRCLE                 92121-2733
                  SAN DIEGO, CALIFORNIA                 (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (619) 458-7000


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ITEM 5.  OTHER EVENTS.

     The Company entered into a May 8, 1996 letter agreement with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), providing for DLJSC to act as the Company's exclusive financial advisor for 12 months with respect to any Transaction (as defined in the letter agreement).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of business acquired.

     None.

(b)  Pro forma financial information.

     None.

(c)  Exhibits

     99.1 Letter Agreement between IVAC Medical Systems, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IVAC MEDICAL SYSTEMS, INC.



Date:    August 30, 1996           By: /s/  Debra P. Crawford
                                       ---------------------------------
                                       Debra P. Crawford
                                       Chief Financial Officer and
                                       Vice President of Finance
                                       and Administration


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